EXHIBIT 10.61

Home Properties of New York, L.P.Amendment
No. Fifty-Six to

Second Amended and RestatedAgreement
of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the “Partnership Agreement”) is hereby amended effective November 18, 2002 to substitute the “Schedule A” attached hereto for the “Schedule A” currently attached to the Partnership Agreement. “Schedule A” is hereby amended to reflect various changes.

GENERAL PARTNER

Home Properties of New York, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A

By: Home Properties of New York, Inc.as
attorney in fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

Home Properties of New York, L.P.Amendment
No. Fifty-Seven toSecond
Amended and Restated

Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the “Partnership Agreement”) is hereby amended effective December 31, 2002 to substitute the “Schedule A” attached hereto for the “Schedule A” currently attached to the Partnership Agreement. “Schedule A” is hereby amended to reflect various changes.

GENERAL PARTNER

Home Properties of New York, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A

By: Home Properties of New York, Inc.as
attorney in fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

Home Properties of New York, L.P.Amendment
No. Fifty-Eight toSecond
Amended and Restated

Agreement of Limited Partnership

The Second Amended and Restated Agreement of Limited Partnership of Home Properties of New York, L.P. (the “Partnership Agreement”) is hereby amended effective February 17, 2003 to substitute the “Schedule A” attached hereto for the “Schedule A” currently attached to the Partnership Agreement. “Schedule A” is hereby amended to reflect various changes.

GENERAL PARTNER

Home Properties of New York, Inc.

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A

By: Home Properties of New York, Inc.as
attorney in fact

/s/ Ann M. McCormick
Ann M. McCormick
Secretary

                                                              February 17, 2003
                                                             SCHEDULE A

                                                  HOME PROPERTIES OF NEW YORK, L.P.
                                              PARTNERS, UNITS AND PERCENTAGE INTERESTS

                                                               GENERAL PARTNER
                                                                                                              Number of   Percentage
Name and Identifying Number                      Business or Residence Address                               Units Held     Interest

Home Properties of New York, Inc.                850 Clinton Square                                         469,152.259     1.00000%
                                                 Rochester, New York 14604

                                                              LIMITED PARTNERS
                                                                                                               Numberof   Percentage
Name and Identifying Number                      Business or Residence Address                                UnitsHeld     Interest

PREFERRED UNITS

SERIES C PARTNERSHIP PREFERRED UNITS
Home Properties Trust                            850 Clinton Square                                             500,000     1.06575%
                                                 Rochester, New York 14604

SERIES D PARTNERSHIP PREFERRED UNITS
Home Properties Trust                            850 Clinton Square                                             250,000     0.53288%
                                                 Rochester, New York 14604

SERIES E PARTNERSHIP PREFERRED UNITS
Home Properties Trust                            850 Clinton Square                                             236,800     0.50474%
                                                 Rochester, New York 14604

SERIES F PARTNERSHIP PREFERRED UNITS
Home Properties Trust                            850 Clinton Square                                           2,400,000     5.11561%
                                                 Rochester, New York 14604
COMMON UNITS

Home Properties Trust                            850 Clinton Square                                      27,093,254.640    57.74939%
                                                 Rochester, New York 14604

Home Leasing Corporation                         850 Clinton Square                                             429,376     0.91522%
                                                 Rochester, New York 14604

Leenhouts Ventures                               850 Clinton Square                                               8,010     0.01707%
                                                 Rochester, New York 14604

Norman P. Leenhouts                              850 Clinton Square                                                 467     0.00100%
                                                 Rochester, New York 14604

Nelson B. Leenhouts                              850 Clinton Square                                                 219     0.00047%
                                                 Rochester, New York 14604

Arlene Z. Leenhouts                              850 Clinton Square                                              50,000     0.10658%
                                                 Rochester, New York 14604

Nancy E. Leenhouts                               850 Clinton Square                                              50,000     0.10658%
                                                 Rochester, New York 14604

Amy L. Tait                                      850 Clinton Square                                              11,195     0.02386%
                                                 Rochester, New York 14604

Amy L. Tait and                                  850 Clinton Square                                               2,548     0.00543%
    Robert C. Tait                               Rochester, New York 14604

Ann M. McCormick                                 850 Clinton Square                                                 565     0.00120%
                                                 Rochester, New York 14604

Ann M. McCormick and                             850 Clinton Square                                               1,737     0.00370%
    Patrick M. McCormick                         Rochester, New York 14604

David P. Gardner                                 850 Clinton Square                                               3,506     0.00747%
                                                 Rochester, New York 14604

William E. Beach                                 850 Clinton Square                                               2,433     0.00519%
                                                 Rochester, New York 14604

William E. Beach and                             850 Clinton Square                                               3,046     0.00649%
    Richelle A. Beach                            Rochester, New York 14604

Paul O'Leary                                     850 Clinton Square                                               3,207     0.00684%
                                                 Rochester, New York 14604

Richard J. Struzzi                               850 Clinton Square                                               2,363     0.00504%
                                                 Rochester, New York 14604

Robert C. Tait                                   850 Clinton Square                                                  70     0.00015%
                                                 Rochester, New York 14604

Timothy A. Florczak                              850 Clinton Square                                                 600     0.00128%
                                                 Rochester, New York 14604

Laurie Leenhouts                                 850 Clinton Square                                               6,033     0.01286%
                                                 Rochester, New York 14604

HARBORSIDE

J. Neil Boger                                    27 Arlington Drive                                               1,225     0.00261%
                                                 Pittsford, New York 14534

Joyce P. Caldarone                               162 Anchor Drive                                                 1,225     0.00261%
                                                 Vero Beach, Florida 32963

Peter L. Cappuccilli, Sr.                        605 Genesee Street                                               6,250     0.01332%
                                                 Syracuse, New York 13204

Rocco M. Cappuccilli                             605 Genesee Street                                               6,250     0.01332%
                                                 Syracuse, New York 13204

Linda Wells Davey                                17 Green Valley Road                                             1,225     0.00261%
                                                 Pittsford, New York 14534

Richard J. Dorschel                              32 Whitestone Lane                                               1,225     0.00261%
                                                 Rochester, New York 14618

Elizabeth Hatch Dunn                             P.O. Box 14261                                                   2,450     0.00522%
                                                 North Palm Beach, Florida 33408

Pamela B. Klainer                                295 San Gabriel Drive                                              612     0.00130%
Ex Estate Jeremy A. Klainer                      Rochester, New York 14610

J. Robert Maney                                  212 High Stone Circle                                            2,450     0.00522%
                                                 Pittsford, New York 14534

John A. McAlpin and Mary E. McAlpin              6270 Bopple Hill Road                                            1,225     0.00261%
Trustees or their successors in trust            Naples, New York 14512-9771
under the McAlpin Living Trust, dated
January 19, 1999 and any amendments thereto

George E. Mercier                                99 Ridgeland Road                                                1,225     0.00261%
                                                 Rochester, New York 14623

Michelle Mercier                                 99 Ridgeland Road                                                1,225     0.00261%
                                                 Rochester, New York 14623

Jack E. Post                                     11 Oakfield Way                                                  1,225     0.00261%
                                                 Pittsford, New York 14534

Carolyn M. Steklof                               144 Dunrovin Lane                                                1,225     0.00261%
                                                 Rochester, New York 14618

William T. Uhlen, Jr.                            5556 Vardon Drive                                                2,450     0.00522%
                                                 Canandaigua, NY 14424

CONIFER

Lawrence R. Brattain                             31790 Lake Road                                                    500     0.00107%
                                                 Avon Lake, OH 44012

C. Terence Butwid                                183 East Main Street, 6th Floor                                  4,146     0.00884%
                                                 Rochester, New York 14604

C.O.F. Inc.                                      183 East Main Street, 6th Floor                                300,131     0.63973%
                                                 Rochester, New York 14604

Conifer Development, Inc.                        183 East Main Street, 6th Floor                                 20,738     0.04420%
                                                 Rochester, New York 14604

Richard J. Crossed                               183 East Main Street, 6th Floor                                 58,021     0.12367%
                                                 Rochester, New York 14604

Kathleen M. Dunham                               113 Huckleberry Lane                                               200     0.00043%
                                                 Syracuse, NY 13219-2113

John H. Fennessey                                204 Newfield Road                                               30,700     0.06544%
                                                 DeWitt, NY 13214-1613

Timothy D. Fournier                              183 East Main Street, 6th Floor                                  6,100     0.01300%
                                                 Rochester, New York 14604

Barbara Lopa                                     850 Clinton Square                                                 100     0.00021%
                                                 Rochester, New York 14604

Peter J. Obourn                                  480 Bluhm Road                                                  30,700     0.06544%
                                                 Fairport, NY 14450

John Oster                                       509 Manitou Road                                                 3,245     0.00692%
                                                 Hilton, NY 14468-8988

Eric Stevens                                     183 East Main Street, 6th Floor                                    100     0.00021%
                                                 Rochester, New York 14604

Tamarack Associates                              c/o Mr. Timothy D. Fournier                                      2,316     0.00494%
                                                 183 East Main Street, 6th Floor
                                                 Rochester, New York 14604

Tamarack II Associates                           183 East Main Street, 6th Floor                                  2,027     0.00432%
                                                 Rochester, New York 14604

Burton S. August                                 11 Woodbury Place                                                4,246     0.00905%
                                                 Rochester, New York 14618

Charles J. August                                47 Woodbury Drive                                                4,246     0.00905%
                                                 Rochester, New York 14618

Robert W. August                                 222 Shoreham Drive                                               1,158     0.00247%
                                                 Rochester, New York 14618

John H. Cline                                    35 Vick Park A                                                   2,316     0.00494%
                                                 Rochester, New York 14607

Ralph DeStephano, Sr.                            1249-1/2 Long Pond Road                                          2,316     0.00494%
                                                 Rochester, New York 14626

Gerald A. Fillmore                               3800 Delano Road                                                 2,316     0.00494%
F/B/O Living Trust of G.A.F.                     Oxford, Michigan 48371

Richard J. Katz, Jr.                             136 Spyglass Lane                                                2,316     0.00494%
                                                 Jupiter, Florida 33477

Anwer Masood, MD                                 1445 Portland Avenue                                             2,316     0.00494%
                                                 Rochester, New York 14621

Ernest Reveal Family Trust                       c/o Jim Lieb                                                       976     0.00208%
 #321001870                                      JP Morgan Chase
                                                 P.O. Box 31412
                                                 Rochester, New York 14603

Hazel E. Reveal Marital Trust                    c/o Jim Lieb                                                     1,340     0.00286%
#321001860                                       JP Morgan Chase
                                                 P.O. Box 31412
                                                 Rochester, New York 14603

Gregory J. Riley, MD                             9 Beach Flint Way                                                2,256     0.00481%
                                                 Victor, New York 14564

Thomas P. Riley                                  346 Beach Avenue                                                 2,316     0.00494%
                                                 Rochester, New York 14612

William G. vonberg                               8 Old Landmark Drive                                             2,316     0.00494%
                                                 Rochester, New York 14618

Cheryl S. Bickett Trustee U/T/A                  70 Woodland Road                                                 2,316     0.00494%
 dated June 2, 1994                              Short Hills, New Jersey 07078

Stephen C. Whitney                               43 Devonwood Lane                                                  869     0.00185%
                                                 Pittsford, New York 14534

Mr. and Mrs. Frank Zamiara                       136 Mendon-Ionia Road                                            2,316     0.00494%
                                                 Mendon, New York 14506
ROYAL GARDENS

Daniel Solondz                                   P.O. Box 6119                                                  261,678     0.55777%
                                                 East Brunswick, NJ 08816

Gaby Solondz 1997 Trust dated 9/1/97             28 Fordham Road                                                 25,000     0.05329%
                                                 Livingston, NJ 07039

Philip J. Solondz                                100 SE 5th Avenue                                              236,678     0.50448%
                                                 Apartment 301
                                                 Boca Raton, FL 33432

Julia S. Weinstein Living Trust                  c/o Carol Vinelli                                               56,051     0.11947%
                                                 308 E. 72nd St., Apt. 4D
                                                 New York, New York 10021

CURREN 9/30/97

Peter B. Baker                                   300 Park Street                                                  4,871     0.01038%
                                                 Haworth, NJ 07641

John F. Barna                                    4 Highmeadow                                                     5,977     0.01274%
                                                 Norwalk, CT 06854

Nadine L. Barna                                  4 Highmeadow                                                     4,042     0.00862%
                                                 Norwalk, CT 06854

Robert E. & Barbara T. Buce                      16846 Glynn Drive                                                1,282     0.00273%
                                                 Pacific Palisades, CA 90272

Vincent J. Cannella Living Trust                 24350-45 Whispering Ridge Way                                    4,635     0.00988%
                                                 Scottsdale, AZ 85255

John J. Chopack                                  202 Hedgemere Drive                                                444     0.00095%
                                                 Devon, PA 19333

Harris R. Chorney                                43 Mountain Brook Road                                             705     0.00150%
                                                 West Hartford, CT 06117

Ralph W. Clermont                                2311 Clifton Forge Drive                                         1,324     0.00282%
                                                 St. Louis, MO 63131

Thomas J. Coffey                                 5 Brampton Road                                                    662     0.00141%
                                                 Malvern, PA 19355

Barbara G. Collins                               2141 Ponus Ridge                                                 1,324     0.00282%
                                                 New Canaan, CT 06840

Charles T. Collins                               684 Fernfield Circle                                             5,942     0.01267%
                                                 Wayne, PA 19087

John D. Collins                                  2141 Ponus Ridge Road                                            6,227     0.01327%
                                                 New Canaan, CT 06840

Patricia A. Collins                              684 Fernfield Circle                                               388     0.00083%
                                                 Wayne, PA 19087

Michael A. Conway                                15 Berndale Drive                                                6,227     0.01327%
                                                 Westport, CT 06880

Veronica A. Conway                               15 Berndale Drive                                                3,571     0.00761%
                                                 Westport, CT 06880

Mildred M. Cozine                                5 Manchester Court                                               1,986     0.00423%
                                                 Morristown, NJ 07960

William J. Cozine                                5 Manchester Court                                               6,663     0.01420%
                                                 Morristown, NJ 07960

Kenneth Daly                                     1359 Shadowoak Drive                                             1,104     0.00235%
                                                 Malvern, PA 19355

Anthony J. Del Tufo                              Two Hidden Harbor                                                  462     0.00098%
                                                 Point Pleasant, NJ 08742

Jack C. Dixon Revocable Trust                    16 Lands End Drive                                               3,589     0.00765%
                                                 Greensboro, NC 27408-3841

Priscilla M. Elder                               230 Sundial Court                                                5,788     0.01234%
                                                 Vero Beach, FL 32963-3469

Doris E. Ficca                                   140 Longview Circle                                                776     0.00165%
                                                 Media, PA 19063

John J. Ficca, Jr.                               140 Longview Circle                                              9,150     0.01950%
                                                 Media, PA 19063

John & Doris Ficca                               140 Longview Circle                                              2,295     0.00489%
                                                 Media, PA 19063

Alfred W. Fiore                                  27 Copper Beach Road                                               444     0.00095%
                                                 Greenwich, CT 06830

Carol T. Fort                                    38 Cedar Knoll Road                                              6,006     0.01280%
                                                 Hunt Valley, MD 21030

Jeffrey Fish                                     602 Spring Avenue                                                  450     0.00096%
                                                 Lutherville, MD 21093

Joseph H. Fisher                                 345 W. Mountain Road                                            10,600     0.02259%
                                                 West Simsbury, CT 06092

John A. Flack                                    89 Perkins Road                                                    642     0.00137%
                                                 Grenwich, CT 06830

F. David Fowler                                  9724 Beman Woods Way                                             1,821     0.00388%
                                                 Potomac, MD 20854

Freedom House Foundation                         P.O. Box 367                                                       250     0.00053%
                                                 Glen Gardner, NJ 08826-0367

James L. Goble                                   11 St. Laurent Place                                            11,228     0.02393%
                                                 Dallas, TX 75225

LaVonne B. Graese, Trustee                       5193 Fairway Oaks Drive                                         49,321     0.10513%
                                                 Windermere, FL 34786

James J. Grifferty                               57 Woods Lane                                                   23,515     0.05012%
                                                 Scarsdale, NY 10583

John M. Guinan                                   4 Denford Drive                                                    778     0.00166%
                                                 Newtown Square, PA 19073

M. Candace Guinan                                4 Denford Drive                                                    773     0.00165%
                                                 Newtown Square, PA 19073

William A. Hasler                                102 Golden Gate Avenue                                             923     0.00197%
                                                 Belvedere, CA 94920

Maxine S. Holton                                 700 Ocean Royale Way                                             6,118     0.01304%
                                                 Apartment 801
                                                 Juno Beach, FL 33408

Thomas L. Holton                                 700 Ocean Royale Way                                             8,136     0.01734%
                                                 Apartment 801
                                                 Juno Beach, FL 33408

Mary Anne Hopkins                                1121 Tintern Drive                                               6,202     0.01322%
                                                 Ambler, PA 19002

Richard Isserman                                 165 W. 66th Street                                               4,428     0.00944%
                                                 Apartment 21B
                                                 New York, New York 10023

Thomas F. Keaveney                               175 Putnam Park                                                  8,016     0.01709%
                                                 Greenwich. CT 06830

Patrick W. Kenny                                 33 Fulton Place                                                    642     0.00137%
                                                 West Hartford, CT 06107

Frank Kilkenny and Irene M. Kilkenny             42 Highland Circle                                               5,884     0.01254%
 JTWROS                                          Bronxville, NY 10708

Janet T. Klion                                   25 Bailiwick Road                                                7,608     0.01622%
                                                 Greenwich, CT 06831

Howard J. Krongard                               9 Cornell Way                                                    8,387     0.01788%
                                                 Upper Montclair, NJ 07043

Louis E. Levy                                    26 Farmstead Road                                               13,086     0.02789%
                                                 Short Hills, NJ 07078

Sandra H. Levy                                   26 Farmstead Road                                                3,000     0.00639%
                                                 Short Hills, NJ 07078

RJL Marital Trust I                              c/o William E. Logan                                             2,835     0.00604%
                                                 3613 Sarah Drive
                                                 Wantagle, NY 11793

Jerome Lowengrub                                 7 Lee Terrace                                                    3,461     0.00738%
                                                 Short Hills, NJ 07078

United Jewish Communities                        901 Route 10                                                        50     0.00011%
 of Metrowest                                    Whippany, NJ 07981-1156

Kelly Lowengrub Custodian for                    30 Randall Shea Drive                                              300     0.00064%
    Kaycee Lowengrub                             Swansea, MA 02777-2912

Kelly Lowengrub Custodian for                    30 Randall Shea Drive                                              350     0.00075%
    Kate Lowengrub                               Swansea, MA 02777-2912

Kelly Lowengrub Custodian for                    30 Randall Shea Drive                                              200     0.00043%
 Kristopher Lowengrub                            Swansea, MA 02777-2912

Kelly Lowengrub                                  30 Randall Shea Drive                                               75     0.00016%
                                                 Swansea, MA 02777-2912

Michael C. Lowengrub Custodian for               3 Shoreham Drive West                                              250     0.00053%
 Robin Lowengrub                                 Dix Hills, NY 11746-6510

Michael C. Lowengrub Custodian for               3 Shoreham Drive West                                              500     0.00107%
 Jason Lowengrub                                 Dix Hills, NY 11746-6510

Nancy Lowengrub, custodian for                   3 Shoreham Drive, West                                             250     0.00053%
 Robin Lowengrub                                 Dix Hills, NY 11746

Roderick C. McGeary                              1911 Waverly Street                                              3,710     0.00791%
                                                 Palo Alto, CA 94301

Ingunn T. McGregor                               Two Cherry Lane                                                  8,335     0.01777%
                                                 Old Greenwich, CT 06870-1902

Michael Meltzer                                  6362 Innsdale Drive                                                887     0.00189%
                                                 Los Angeles, CA 90068

Martin F. Mertz                                  150 East 69th Street                                             6,700     0.01428%
                                                 New York, New York 10021

Bernard J. Milano                                134 MacIntyre Lane                                                 662     0.00141%
                                                 Allendale, NJ 07401

Burton M. Mirsky                                 21 Woodcrest Drive                                               4,216     0.00899%
                                                 Morristown, NJ 07960

Mary Jane & Jay Patchen                          9406 Mary Tucker Cove                                            1,324     0.00282%
                                                 Memphis, TN 38133

Michael C. Plansky                               156 Beach Avenue                                                   802     0.00171%
                                                 Larchmont, NY 10538

Dorothy Powers                                   892 Castle Falls Drive                                           1,528     0.00326%
                                                 Atlanta, GA 30329

Henry A. Quinn                                   603 Benson House                                               145,383     0.30988%
                                                 Rosemont, PA 19010

Michael J. Regan                                 14 Brenner Place                                                10,984     0.02341%
                                                 Demarest, NJ 07627

Lavoy Robison                                    1001 Green Oaks Drive                                            2,469     0.00526%
                                                 Greenwood Village, CO 80121

Eugene G. Schorr                                 KPMG Peat Marwick                                                  444     0.00095%
                                                 345 Park Avenue
                                                 New York, NY 10154

William Simon                                    1414 Donhill Drive                                              12,212     0.02603%
                                                 Beverly Hills, CA 90210

Dallas E. Smith                                  1018 Fourth Street, #101                                           222     0.00047%
                                                 Santa Monica, CA 90403

Harold I. Steinberg Revocable                    1221 Ranleigh Road                                               2,855     0.00609%
 Inter Vivos Trust under agreement               McLean, VA 22101
dated 5/24/91

Denis J. Taura                                   90 Montadale Drive                                               8,892     0.01895%
                                                 Princeton, NJ 08540

Shaileen & Timothy Tracy                         111 Lampwick Lane                                                1,100     0.00234%
                                                 Fairfield, CT 06430

Timothy P. Tracy Pension Trust                   111 Lampwick Lane                                                1,552     0.00331%
                                                 Fairfield, CT 06430

Edward W. Trott                                  97 Sea Beach Drive                                               4,176     0.00890%
                                                 Stamford, CT 06902

Katharine E. Van Riper                           57 Foremost Mountain Road                                        9,311     0.01985%
                                                 Montville, NJ 07045

Eileen M. Walsh                                  37 Beechwood Road                                                  449     0.00096%
                                                 Irvington, NY 10533

Lillian D. Walsh                                 29986 Maple View Drive                                           2,835     0.00604%
                                                 Rainier, OR 97048

Sam Yellen                                       22433 Oxnard Street                                              9,938     0.02118%
                                                 Woodland Hills, CA 91367

Thomas J. Yoho                                   12 Indian Rock Lane                                              1,572     0.00335%
                                                 Greenwich, CT 06830

BERGER/LEWISTON 10/29/97

B&L Realty Investments                           21790 Coolidge Highway                                          33,560     0.07153%
 Limited Partnership                             Oak Park, MI 48237

Berger/Lewiston Associates                       21790 Coolidge Highway                                       1,076,594     2.29476%
 Limited Partnership                             Oak Park, MI 48237

Big Beaver-Rochester Properties                  21790 Coolidge Highway                                         528,348     1.12618%
 Limited Partnership                             Oak Park, MI 48237

Century Realty Investment Company                21790 Coolidge Highway                                          99,195     0.21143%
 Limited Partnership                             Oak Park, MI 48237

Greentrees Apartments                            21790 Coolidge Highway                                         275,905     0.58809%
 Limited Partnership                             Oak Park, MI 48237

Kingsley-Moravian Company                        21790 Coolidge Highway                                         376,288     0.80206%
 Limited Partnership                             Oak Park, MI 48237

Stephenson-Madison Heights Company               21790 Coolidge Highway                                         104,541     0.22283%
 Limited Partnership                             Oak Park, MI 48237

Southpointe Square Apartments                    21790 Coolidge Highway                                         155,623     0.33171%
 Limited Partnership                             Oak Park, MI 48237

Woodland Garden Apartments                       21790 Coolidge Highway                                         319,860     0.68178%
 Limited Partnership                             Oak Park, MI 48237

HILL COURT/HUDSON ARMS 10/31/97

John M. DiProsa                                  32 Sydenham Road                                                 6,150     0.01311%
                                                 Rochester, NY 14609

Claude S. Fedele                                 7 Dickinson Crossing                                            23,765     0.05066%
                                                 Fairport, NY 14450

Anthony M. Julian                                204 Angelus Drive                                                5,575     0.01188%
                                                 Rochester, NY 14622

Natalie M. Julian                                204 Angelus Drive                                                5,575     0.01188%
                                                 Rochester, NY 14622

Joanne M. Lobozzo                                1176 Hillsboro Cove Circle                                     164,145     0.34988%
                                                 Webster, NY 14580

Michael E. McCusker and Elaine R.                51 Barrington Street                                            31,687     0.06754%
McCusker, Trustees under the Michael E.          Rochester, NY 14607
and Elaine R. McCusker Living Trust dated
August 30, 1994

Jack P. Schifano                                 916 Highland Trails Avenue                                       3,961     0.00844%
                                                 Henderson, NV 89015

CANDLEWOOD 2/9/98

Stephen W. Hall                                  P.O. Box 370068                                                 90,000     0.19184%
                                                 Las Vegas, NV 89137-0068

Donald H. Schefmeyer                             63262 Orange Road                                              102,250     0.21795%
                                                 South Bend, IN 46614

PARK SHIRLINGTON/BRADDOCK LEE

Beverly B. Bernstein                             P.O. Box 25370                                                  73,862     0.15744%
                                                 Washington, DC 20007

Leona Libby Feldman                              575 Greensward Lane                                              4,483     0.00956%
                                                 Delray Beach, FL 33445

Lauren Mercadante                                537 Hilarie Road                                                22,411     0.04777%
                                                 St. Davids, PA 19807

Steven M. Reich 1976 Trust                       c/o Stephen A. Bodzin Trustee                                   30,295     0.06457%
FBO Lisa B. Reich                                1156 15th Street, NW
                                                 Suite 329
                                                 Washington, DC 20005

Steven M. Reich 1976 Trust                       c/o Stephen A. Bodzin Trustee                                   30,296     0.06458%
FBO Hilary L. Reich                              1156 15th Street, NW
                                                 Suite 329
                                                 Washington, DC 20005

Amy S. Rubenstein                                76 Pierce Street                                                13,984     0.02981%
                                                 San Francisco, CA 94117

Barton S. Rubenstein                             4819 Dorset Avenue                                              13,984     0.02981%
                                                 Chevy Chase, MD 20815

Beth Rubenstein Trustee U/T/A/ 8/9/00            451 29th Street                                                 13,984     0.02981%
                                                 San Francisco, CA 94131

Lee G. Rubenstein                                4915 Linnean Avenue, NW                                          2,869     0.00612%
                                                 Washington, DC 20008

Sarah Selsky                                     1801 East Jefferson Street                                      43,701     0.09315%
                                                 Apartment 608
                                                 Rockville, MD 20852

Tower Capital, LLC                               11501 Huff Court                                               285,811     0.60921%
                                                 N. Bethesda, MD 20852

WHC Associates, LLC                              11300 Rockville Pike                                            85,160     0.18152%
                                                 Suite 908
                                                 N. Bethesda, MD 20852
SIEGEL/KAPLAN 4/30/98

Estate of Merrill L. Bank                        c/o Herbert Bank, Helen S. Bank and                             19,783     0.04217%
                                                 Penny Bank, Personal Representatives
                                                 200 Bradley Place, Unit 305
                                                 Palm Beach, FL 33480

Ariel Golden Behr                                151 W. 88th Street                                               1,469     0.00313%
                                                 New York, NY 10027

Doris Berliner                                   7 Slade Avenue                                                   2,637     0.00562%
                                                 Apartment 108
                                                 Baltimore, MD 21208

Phillip Chmar                                    7 Slade Avenue                                                   3,830     0.00816%
                                                 Apartment 713
                                                 Baltimore, MD 21208

Louis K. Coleman                                 2508 Guilford Avenue                                             7,152     0.01524%
                                                 Baltimore, MD 21218

Paul Goldberg                                    7111 Park Heights Avenue,                                          509     0.00108%
                                                 Apartment 712
                                                 Baltimore, MD 21215

Carol Golden                                     P.O. Box 9691                                                    2,486     0.00530%
                                                 Jerusalem, Israel 91090

Joseph Goldman                                   Maplewood Park Place                                             3,661     0.00780%
                                                 9707 Old Georgetown Road
                                                 Apartment 1404
                                                 Bethesda, MD 20814

Dr. Milton L. Goldman                            3240 Patterson Street, N.W.                                      8,363     0.01783%
                                                 Washington, D.C. 20015-1661

Samuel Hanik                                     5800 Nicholson Lane                                              8,291     0.01767%
                                                 Apartment 1-903
                                                 Rockville, MD 20852

Esther Hanik Unified Tax Credit Bypass Trust     Stuart I. Smolins, Trustee                                       8,291     0.01767%
                                                 14821 Brownstone Drive
                                                 Burtonsville, MD 20866

Muriel Hettleman Revocable Trust                 Muriel Hettleman, Trustee                                        6,906     0.01472%
                                                 12613 Waterspout Court
                                                 Owings Mills, MD 21117

Charles Heyman                                   3409 Old Post Drive                                              1,406     0.00300%
                                                 Baltimore, MD 21208

Samuel Hillman Marital Trust                     Bank of America                                                  9,758     0.02080%
                                                 Business Advisory & Valuation Services
                                                 P.O. Box 842056
                                                 Dallas, TX 75284-2056

Samuel Hillman Residuary Trust                   Bank of America                                                  9,758     0.02080%
                                                 Business Advisory & Valuation Services
                                                 P.O. Box 842056
                                                 Dallas, TX 75284-2056

Arnold S. Kaplan                                 1001 Light Street                                                  500     0.00107%
                                                 Baltimore, MD 21230

Stanley A. Kaplan                                2216 Shefflin Court                                              5,275     0.01124%
                                                 Baltimore, MD 21209

Ellen S. Feinglass                               One Oak Hollow Court                                             5,275     0.01124%
                                                 Balitmore, MD 21208

Milton Klein                                     1 Slade Avenue                                                   7,305     0.01557%
                                                 Apartment 706
                                                 Baltimore, MD 21208

Dr. Lee Kress                                    417 Barby Lane                                                   7,152     0.01524%
                                                 Cherry Hill, NJ 08003

Richard & Cheryl Kress                           15 W. Aylesbery Road                                             7,152     0.01524%
                                                 Suite 700
                                                 Timonium, MD 21093

LBK Holdings, LLC                                15 W. Aylesbury Road                                            30,152     0.06427%
                                                 Suite 700
                                                 Timonium, MD 21093

ACRK, LLC                                        15 W. Aylesbury Road                                            30,153     0.06427%
                                                 Suite 700
                                                 Timonium, MD 21093

Elmer W. Leibensperger                           1900 Dumont Court                                                  859     0.00183%
                                                 Timonium, MD 21093

Merrill & Natalie S. Levy                        5906 Eastcliff Drive                                             2,637     0.00562%
                                                 Baltimore, MD 21209

Gertrude S. Myerberg Family Trust                725 Mt. Wilson Lane                                             14,611     0.03114%
 Gertrude S. Myerberg, Trustee                   Apt. 129
                                                 Baltimore MD 21208

Bertha Pollock                                   7101 Longwood Drive                                              2,486     0.00530%
                                                 Bethesda, MD 20817

Lawrence E. Putnam Family Trust                  5550 Tuckerman Lane                                              5,424     0.01156%
                                                 Apartment 432
                                                 North Bethesda, MD 20852

Stephen F. Rosenberg                             3 Greenwood Place                                                  367     0.00078%
                                                 Suite 307
                                                 Baltimore, MD 21208

Z. Valeere Sass, Trustee                         758 Regency Lakes Drive, E501                                    2,637     0.00562%
                                                 Boca Raton, FL 33433

Isidore Schnaper                                 11 Slade Avenue                                                 10,421     0.02221%
                                                 Apartment 304
                                                 Baltimore, MD 21208

M. Gerald Sellman Revocable Trust                2 Yearling Way                                                  18,347     0.03911%
Agreement dated November 30, 1998                Lutherville, MD 21093

Albert Shapiro Revocable Trust                   Albert Shapiro, Trustee                                         13,196     0.02813%
 dated 10/6/89 and amended 4/20/00               100 Sunrise Avenue
                                                 Palm Beach, FL 33480

Earle K. Shawe                                   Shawe & Rosenthal                                               85,085     0.18136%
                                                 20 S. Charles Street
                                                 Baltimore, MD 21201

Rhoda E. Silverman, Trustee                      R. Silverman Revoc. Trust                                        1,469     0.00313%
                                                 4701 Willard Avenue
                                                 Apartment 1034
                                                 Chevy Chase, MD 20815

The Herbert J. Siegel Trust,                     6 Windsor Court                                                419,094     0.89330%
Herbert J. Siegel, trustee under Agreement       Palm Beach, FL 33480
of Trust, dated December 4, 2001

Siegel Family, LLLP                              c/o Herbert J. Siegel                                           31,995     0.06820%
                                                 20 Pleasant Ridge Drive, Suite A
                                                 Owings Mills, MD 21117

Dr. Edgar Sweren                                 77 Seminary Farm Road                                            1,018     0.00217%
                                                 Timonium, MD 21093

Dr. Myra Jody Whitehouse                         1 Staffordshire Road                                             2,085     0.00444%
                                                 Cherry Hill, NJ 08003

Ms. Terry Whitehouse                             3848 Harrison Street                                             2,085     0.00444%
                                                 Washington, D.C. 20015
RACQUET CLUB 7/7/98

Harold M. Davis                                  2180 Twinbrook Road                                            229,754     0.48972%
                                                 Berwyn, PA 19312

Nicholas V. Martell                              Realend Properties                                             229,754     0.48972%
                                                 1000 Chesterbrook Blvd., Suite 100
                                                 Berwyn, PA 19312

R.C.E. Developers, Inc.                          1000 Chesterbrook Blvd                                           4,642     0.00989%
                                                 Berwyn, PA 19312

SHERRY LAKE 7/23/98

Frances Berkowitz                                29 East 64th Street                                              1,358     0.00289%
                                                 Apartment 7D
                                                 New York, New York 10021

Richard A. Eisner                                1107 Fifth Avenue                                               10,180     0.02170%
                                                 New York, New York 10128

Michael Glick                                    1035 Fifth Avenue                                               18,664     0.03978%
                                                 New York, New York 10028

Ronnie Glick                                     1035 Fifth Avenue                                                1,696     0.00362%
                                                 Apartment 14B
                                                 New York, New York 10028

Claire Morse                                     240 Lee Street                                                   5,090     0.01085%
                                                 Brookline, MA 02445-5915

Enid Morse                                       840 Park Avenue                                                  5,090     0.01085%
                                                 #7/8A
                                                 New York, New York 10021

Lester Morse, Jr.                                840 Park Avenue                                                 19,088     0.04069%
                                                 #7/8A
                                                 New York, New York 10021

Richard Morse                                    240 Lee Street                                                   6,999     0.01492%
                                                 Brookline, MA 02445

ROLLING PARK 9/15/98

Leslie G. Berman                                 505 Harborview Drive                                            36,000     0.07673%
                                                 Baltimore, MD 21230

CARRIAGE HILL 9/29/98

Norman J. Cohen Living Trust                     1547 Island Lane                                                17,025     0.03629%
 UAD 8/8/88                                      Bloomfield Hills, MI 48302

Rochelle Fang                                    253 West 73rd Street                                             6,767     0.01442%
                                                 Apartment 14A
                                                 New York, NY 10023

Aaron H. Ginsberg Living Trust                   Aaron H. Ginsberg, Trustee                                       4,597     0.00980%
 UAD 11/25/86                                    30875 River Crossing
                                                 Bingham Farms, MI 48025

Anne Ginsberg Living Trust                       Anne Ginsberg, Trustee                                           4,511     0.00962%
 UAD 7/27/98                                     30875 River Crossing
                                                 Bingham Farms, MI 48025

Sandra Greenstone                                10918 Kirwick                                                   28,332     0.06039%
                                                 Houston, TX 77024

Sharon Hart                                      5377 Old Pond Way                                               10,215     0.02177%
                                                 West Bloomfield, MI 48323

Shirley Latessa                                  Two Fifth Avenue, #12A                                           9,023     0.01923%
                                                 New York, NY 10011

Laurence M. Sims                                 50 Elder Drive                                                   4,257     0.00907%
                                                 Marquette, MI 49855

Lynn Morgan                                      9565 Rod Road                                                    2,128     0.00454%
                                                 Alpharetta, Georgia 30022

Vivian K. Berry and                              Vivian K. Berry Revocable Trust                                  4,256     0.00907%
 Milton L. Berry, Trustee                        10485 Elgin
                                                 Huntington Woods, MI 48070

Daniel Levenson                                  1000 Old Carriage Court                                          2,128     0.00454%
                                                 Apex, NC 27502

Dave Muskovitz Associates                        c/o Melvn Muskovitz                                             34,156     0.07280%
 Limited Partnership                             2101 Woodside
                                                 Ann Arbor, MI 48104

Estate of Jerry Muskovitz                        c/o Alice Muskovitz                                             34,156     0.07280%
                                                 6085 Ledgeway Drive
                                                 West Bloomfield, MI 48322

Jerome Pershin Marital Trust                     Helen Pershin, Trustee                                          22,771     0.04854%
 Dated 2/13/75                                   25225 Franklin Park Drive
                                                 Franklin, MI 48025

Ran Family Limited Partnership                   2025 W. Long Lake Road                                           9,640     0.02055%
                                                 Suite 104
                                                 Troy, MI 48098

Phyllis Ring                                     330 E. Strawberry Drive                                         10,215     0.02177%
                                                 Mill Valley, CA 94941

Annette Stollman                                 7500 N.E. Dolphin Drive                                          9,640     0.02055%
                                                 Bainbridge Island, WA 98110

Bernard H. Stollman Living Trust                 Bernard H. Stollman, Trustee                                    29,437     0.06275%
 UAD 8/17/87                                     2025 W. Long Lake Road
                                                 Suite 104
                                                 Troy, MI 48098

Gerald H. Stollman                               4864 Hidden Lane                                                17,025     0.03629%
                                                 West Bloomfield, MI 48323

Melvyn J. Stollman Trust                         Bernard H. Stollman, Trustee                                    29,481     0.06284%
                                                 2025 W. Long Lake Road
                                                 Suite 104
                                                 Troy, MI 48098

Stollman Investments, LLC                        Gerald H. Stollman, Manager                                     43,071     0.09181%
                                                 2025 W. Long Lake Road
                                                 Suite 104
                                                 Troy, MI 48098

West Side Real Estate Corp.                      Bernard H. Stollman, President                                   3,405     0.00726%
                                                 2025 W. Long Lake Road
                                                 Suite 104
                                                 Troy, MI 48098

PINES OF PERINTON 9/29/98

William S. Beinecke                              c/o Antaeus Enterprises, Inc.                                    1,946     0.00415%
                                                 99 Park Avenue
                                                 Suite 2200
                                                 New York, New York 10016

Robert K. Kraft, LLC                             c/o Kraft Group                                                  1,946     0.00415%
                                                 One Patriot Place
                                                 Foxboro, MA 02035

Robert J. Sharp                                  23 Misty Brook Lane                                              1,946     0.00415%
                                                 New Fairfield, CT 06812

DUNEDIN 11/17/98

Patricia D. Moore Trust No. 413                  103 Brooksby Village Drive                                       4,012     0.00855%
                                                 Apartment 419
                                                 Peabody, MA 01960-1467
PSC ASSOCIATES 4/7/99

The Enid Barden Trust of                         Enid Barden, Trustee                                             9,566     0.02039%
 June 28, 1995                                   74 E. Long Lake Road
                                                 Bloomfield Hills, MI 48304-2379

Fairway Property Company                         c/o Allan Nachman                                                5,324     0.01135%
                                                 100 Bloomfield Hills Parkway, Suite 200
                                                 Bloomfield Hills, MI 48304-2949

David A. Gumenick, Trustee                       Capital Management Trust                                         7,454     0.01589%
                                                 30160 Orchard Lake Road-110
                                                 Farmington Hills, MI 48334

David Herskovits                                 705 Whitemere Court                                              2,130     0.00454%
                                                 Atlanta, GA 30327

Constance W. Jacob                               26110 Carol Avenue                                               2,662     0.00567%
                                                 Franklin, MI 48025

The Howard J. Leshman Revocable                  Howard J. Leshman, Trustee                                       7,839     0.01671%
 Trust Dated May 20, 1983 as Amended             4457 Motorway Drive
 and Restated on March 4, 1998                   Waterford, MI 48328

Lyle Properties Limited Partnership              Marc W. Pomeroy, General Partner                                11,758     0.02506%
                                                 74 E. Long Lake Road
                                                 Bloomfield Hills, MI 48304-2379

David K. Page                                    2290 First National Building                                     7,986     0.01702%
                                                 Detroit, MI 48226

Keith J. Pomeroy Trust of 12/13/76               Keith J. Pomeroy, Trustee                                       24,598     0.05243%
 as Amended and Restated 6/28/95                 74 E. Long Lake Road
                                                 Bloomfield Hills, MI 48304-2379

David Sillman                                    380 North Old Woodward                                          15,000     0.03197%
                                                 Suite 240
                                                 Birmingham, MI 48009

Lionel J. Stober Trust                           Lionel J. Stober, Trustee                                        5,324     0.01135%
                                                 6013 Shawdow Lake Drive
                                                 Toledo, OH 43623

Ruth Stober                                      6670 Vachon Court                                                5,324     0.01135%
                                                 Bloomfield Hills, MI 48301

Jonah L. Stutz                                   29757 Farmbrook Villa Lane                                       5,324     0.01135%
                                                 Southfield, MI 48034

Leah Stutz                                       34 Walter Street                                                 2,662     0.00567%
                                                 SanFrancisco, CA 94114

Steven I. Victor Trust                           401 S. Old Woodward                                              5,324     0.01135%
                                                 Suite 333
                                                 Birmingham, MI 48009

Woodridge Properties Limited Partnership         Stephen R. Polk, Managing General Partner                       15,972     0.03404%
                                                 26955 Northwestern Highway
                                                 Southfield, MI 48034

CRC 7/1/99

Richard Bacas                                    2413 N. Edgewood Street                                          2,136     0.00455%
                                                 Arlington, VA 22207-4926

Julie Bender Silver                              1120 Connecticut Ave NW, #1200                                   7,854     0.01674%
                                                 Washington, DC 20036

David Bender                                     1120 Connecticut Ave NW, #1200                                   7,854     0.01674%
                                                 Washington, DC 20036

Jay Bender                                       12721 Maidens Bower Dirve                                        6,283     0.01339%
                                                 Potomac, MD 20854-6052

Lisa Bender-Feldman                              2579 Eagle Run Lane                                              6,283     0.01339%
                                                 Ft. Lauderdale, FL 33327

Scott M. Bender Revocable                        12700 Glen Mill Road                                             6,283     0.01339%
Trust dated 4/20/98                              Potomac, MD 20854

Barbara Bender-Laskow                            1120 Connecticut Avenue, NW #1200                                7,854     0.01674%
                                                 Washington, DC 20036

Caplin Family Investments, LLC                   c/o Mortimer Caplin                                            111,705     0.23810%
                                                 Caplin & Drysdale
                                                 One Thomas Circle
                                                 Washington, DC 20005

Michael A. Caplin                                8477 Portland Place, NW                                         26,284     0.05602%
                                                 McLean, VA 22102

Jeremy O. Caplin                                 360 Ardwood Road                                                39,425     0.08403%
                                                 Earlysville, VA 22936

Catherine Caplin                                 1219 Sunset Plaza Drive, #7                                     32,854     0.07003%
                                                 Los Angeles, CA 90069-1254

The Caplin Family Trust                          P.O. Box 854                                                    32,854     0.07003%
                                                 Pebble Beach, CA 93953

Community Realty Company, Inc.                   6305 Ivy Lane, Suite 210                                       160,360     0.34181%
                                                 Greenbelt, MD 20770

Benedict C. Cosimano                             3505 Fulton Street, NW                                           2,136     0.00455%
                                                 Washington, DC 20007

Samuel Diener, Jr. Revocable Trust               Samuel Diener, M.D., Trustee                                    16,758     0.03572%
                                                 786 Eastern Point Road
                                                 Annapolis, MD 21401

Marcia Esterman Living Trust                     Marcia Esterman, Trustee                                         7,900     0.01684%
                                                 5709 Mayfair Manor Drive
                                                 Rockville, MD 20852

Lydia Funger McClain                             12201 Lake Potomac Terrace                                      21,807     0.04648%
                                                 Potomac, MD 20854

William S. Funger                                6 Great Elm Court                                               21,807     0.04648%
                                                 Potomac, MD 20854

Keith P. Funger                                  10530 South Glen Road                                           21,807     0.04648%
                                                 Potomac, MD 20854

Morton Funger                                    1650 Tysons Boulevard, #620                                    150,898     0.32164%
                                                 McLean, VA 22102

Bernard S. Gewirz                                1666 K Street, NW                                               27,219     0.05802%
                                                 Suite 430
                                                 Washington, DC 20006

Bernard and Sarah Gewirz Foundation              1666 K Street, NW                                               39,000     0.08313%
                                                 Suite 430
                                                 Washington, DC 20006

Steven B. Gewirz                                 1666 K Street, NW                                                7,150     0.01524%
                                                 Suite 430
                                                 Washington, DC 20006

Michael AK Gewirz                                1666 K Street, NW                                                9,534     0.02032%
                                                 Suite 430
                                                 Washington, DC 20006

Diane Goldblatt                                  Apt 420                                                          5,713     0.01218%
                                                 10500 Rockville Pike
                                                 Rockville, MD 20852

Herbert Goldblatt                                11936 Canfield Road                                              5,713     0.01218%
                                                 Potomac, MD 20854

Barbara Goldman                                  3210 N. Leisure World Blvd.                                      7,900     0.01684%
                                                 Apartment 217
                                                 Silver Spring, MD 20906

Theodore L. Gray                                 1200 Jossie Lane                                                 1,971     0.00420%
                                                 McLean, VA 22102

Eileen Greenberg                                 1120 Connecticut Ave NW, #1200                                   7,854     0.01674%
                                                 Washington, DC 20036

Hermen Greenberg                                 7501 Wisconsin Avenue                                        1,006,836     2.14608%
                                                 Suite 1103
                                                 Bethesda, MD 20814

William Kaplan, Trustee                          19674 Waters End Drive, #1002                                   83,779     0.17858%
 and all successor trustees of                   Boca Raton, Florida 33434
 the William Kaplan Revocable Trust
 dated May 17, 2000

Herman Kraft                                     Sunrise Assisted Living, #212                                    2,628     0.00560%
                                                 5910 Wilson Blvd.
                                                 Arlington, VA 22205

Patricia A. Mancuso                              11912 Tallwood Court                                               493     0.00105%
                                                 Potomac, MD 20854

Charles and Lupe Mancuso, T.B.T.E.               9421 Reach Road                                                    493     0.00105%
                                                 Potomac, MD 20854

Melanie F. Nichols                               21 Crescent Lane                                                21,801     0.04647%
                                                 San Anselmo, CA 94960

Jeffrey W. Ochsman                               9505 Newbridge Drive                                            21,807     0.04648%
                                                 Potomac, MD 20854

Bruce D. Ochsman                                 8905 Hunt Valley Court                                          21,807     0.04648%
                                                 Potomac, MD 20854

Ralph Ochsman                                    1650 Tysons Boulevard, #620                                    150,898     0.32164%
                                                 McLean, VA 22102

Michael P. & Esther K. Ochsman                   Tenants By the Entirety                                         21,807     0.04648%
                                                 P.O. Box 2948
                                                 Ketcham, ID 83340

Sharon Lynn Ochsman                              c/o Terri Weisenberger                                          21,807     0.04648%
                                                 1650 Tysons Blvd. #620
                                                 McLean, VA 22102

The Wendy A. Ochsman Family Trust                Jeffrey W. Ochsman and                                          21,807     0.04648%
                                                 Bruce D. Ochsman, Trustee
                                                 8905 Hunt Valley Court
                                                 Potomac, MD 20854

Ralmor Corporation                               c/o Terri Weisenberger                                         392,503     0.83662%
                                                 1650 Tysons Blvd., #620
                                                 McLean, VA 22102

Jerome Shapiro                                   9511 Orion Court                                                 7,903     0.01685%
                                                 Burke, VA 22015

Sophie B. Shapiro Family Trust                   c/o Bobbie Goldman                                              62,369     0.13294%
                                                 3210 N. Leisure World Blvd.
                                                 Apartment 217
                                                 Silver Spring, MD 20906

Albert H. Small                                  7501 Wisconsin Avenue                                          906,836     1.93292%
                                                 Suite 1103
                                                 Bethesda, MD 20814

Shirley Small                                    7116 Glenbrook Road                                            100,000     0.21315%
                                                 Bethesda, MD 20814

David Stearman                                   17094 Ryton Lane                                                83,779     0.17858%
                                                 Boca Raton, FL 33496

MIDATLANTIC 7/15/99

Arthur Baitch                                    119 Swan Hill Court                                             14,785     0.03151%
                                                 Baltimore, MD 21208

Stuart Brager                                    6 Schloss Court                                                  4,290     0.00914%
                                                 Baltimore, MD 21208-1926

David C. Browne                                  910 Rambling Drive                                              77,222     0.16460%
                                                 Baltimore, MD 21228

C. Coleman Bunting, Jr.                          RD 1, Box 140                                                   15,369     0.03276%
                                                 Selbyville, DE 19975

Genine Macks Fidler                              4750 Owings Mills Blvd                                         101,126     0.21555%
                                                 Owings Mills, MD 21117

Josh E. Fidler                                   4750 Owings Mills Blvd                                          72,539     0.15462%
                                                 Owings Mills, MD 21117

Thomas O'R. Frech                                16 Deer Woods Ct                                                 9,473     0.02019%
                                                 Glen Arm, MD 21057

Melvin Friedman, M.D.                            8108 Anita Rd.                                                   9,000     0.01918%
                                                 Baltimore, MD 21208

George H. Greenstein                             7724 Grasty Rd.                                                  9,771     0.02083%
                                                 Baltimore, MD 21208

Mildred Hemstetter                               47-H Queen Anne Way                                              2,123     0.00453%
                                                 Chester, MD 21619

Sanford G. Jacobson                              Suite 616, 901 Dulaney Valley Rd.                               17,620     0.03756%
                                                 Towson, MD 21204

James C. Johnson and                             3955 Olean Gateway                                               2,145     0.00457%
 Sandra J. Johnson                               Linkwood, MD 21835

William R. Kahn                                  7903 Long Meadow Rd.                                             8,279     0.01765%
                                                 Baltimore, MD 21208

Kanode Partnership                               8213 A Stevens Rd.                                              77,222     0.16460%
                                                 Thurmont, MD 21788

Allan Krumholz and                               3908 N. Charles Street                                           4,290     0.00914%
 Francine Krumholz                               Apartment 603
                                                 Baltimore, MD 21218

Burton H. Levinson                               11 Slade Ave #316                                               13,000     0.02771%
                                                 Baltimore, MD 21208

Eugene K. Lewis and                              842 Wyndemere Way                                                3,600     0.00767%
 Suzanne D. Lewis                                Naples, FL 34105

Arthur M. Lopatin Revocable Trust                11312 Wingfood Dr.                                               4,931     0.01051%
                                                 Boynton Beach, FL 33437

Lawrence Macks                                   4750 Owings Mills Blvd                                         173,664     0.37017%
                                                 Owings Mills, MD 21117

Martha Macks                                     3908 N. Charles St., #500                                       90,886     0.19372%
                                                 Baltimore, MD 21218

Morton J. Macks Family Limited Partnership       4750 Owings Mills Blvd                                         343,442     0.73205%
                                                 Owings Mills, MD 21117

Joseph W. Mosmiller                              687 Ardmore Lane                                                 4,290     0.00914%
                                                 Naples, FL 34108

Oscar Camp Trust dated 12/16/02                  7560 Fairmont Court                                              4,991     0.01064%
                                                 Boca Raton, FL 33496

Orlinsky Family Limited Partnership              899 N.E. 32nd Street                                             2,145     0.00457%
                                                 Boca Raton, FL 33431

Albert Perlow                                    7903 Winterset Ave.                                              4,290     0.00914%
                                                 Baltimore, MD 21208

Anne Louise Perlow                               10 Talton Court                                                  6,435     0.01372%
                                                 Baltimore, MD 21208

Alleck A. Resnick                                3402 Old Forest Rd.                                              4,290     0.00914%
 Harriet Resnick                                 Baltimore, MD 21208

Stanley Safier                                   6210 Frankford Ave.                                              4,290     0.00914%
                                                 Baltimore, MD 21206

Arnold Sagner                                    PO Box 416                                                      11,065     0.02359%
                                                 Ellicott City, MD 21041

Donald I. Saltzman                               3407 Engelmeade Rd.                                              5,434     0.01158%
                                                 Baltimore, MD 21208

Murray Saltzman Revocable Living                 c/o Murray Saltzman                                              2,145     0.00457%
    Trust u/a/d 9/5/95                           8216 N.W. 80th Street
                                                 Tamarac, FL 33321

William G. Scaggs                                1520 Royal Palm Way                                              8,579     0.01829%
                                                 Boca Raton, FL 33432

Earle K. Shawe                                   c/o Shawe & Rosenthal                                           29,645     0.06319%
                                                 20 S. Charles Street
                                                 Baltimore, MD 21201

Steven D. Shawe                                  Shawe & Rosenthal                                                5,014     0.01069%
                                                 20 S. Charles Street
                                                 Baltimore, MD 21201

Karolyn Solomon                                  3706 Breton Way                                                  4,991     0.01064%
                                                 Baltimore, MD 21208-1707

William B. Warren                                Dewey Ballantine LLP                                             2,145     0.00457%
                                                 1301 Avenue of Americas
                                                 New York, NY 10019

Robert M. Wertheimer                             8 Greenlea Drive                                                 2,145     0.00457%
                                                 Baltimore, MD 21208

RIDLEY PORTFOLIO 7/28/99

Leonard Klorfine                                 1105 Bryn Tyddyn Drive                                         170,312     0.36302%
                                                 Gladwyne, PA 19035

Klorfine Interest, Ltd.                          1105 Bryn Tyddyn Road                                          157,813     0.33638%
                                                 Gladwyne, PA 19035

COMMUNITY INVSTMT STRATEGIES

Community Investment Strategies, Inc.            120 Albany Street                                               44,150     0.09411%
                                                 8th Floor
                                                 New Brunswick, New Jersey 08901

OLD FRIENDS 2/1/00

Louis J. Siegel                                  The Siegel Organization                                            143     0.00030%
                                                 20 Pleasant Ridge Drive
                                                 Suite A
                                                 Owings Mills, MD 21117

Andrew N. Siegel                                 71 Beecham Court                                                   143     0.00030%
                                                 Owings Mills, MD 21117

GATESIDE 3/15/00

Ronald Altman                                    38 Crawford Road                                               163,929     0.34942%
                                                 Harrison, NY 10528

Cottonwood Associates                            c/o The Gateside Corporation                                     2,446     0.00521%
                                                 555 Theodore Fremd Avenue
                                                 Suite B-304
                                                 Rye, New York 10580

Estate of David M. Dolgenos                      Ronald Altman, Executor                                        121,361     0.25868%
                                                 Weissbarth, Altman & Michaelson
                                                 156 W. 56th Street
                                                 New York, New York 10019

Norman Feinberg                                  c/o The Gateside Corporation                                   163,925     0.34941%
                                                 555 Theodore Fremd Avenue
                                                 Suite B-304
                                                 Rye, New York 10580

King Road Associates                             c/o The Gateside Corporation                                    22,899     0.04881%
                                                 555 Theodore Fremd Avenue
                                                 Suite B-304
                                                 Rye, New York 10580

Edith Lipiner                                    300 E. 74th Street                                               1,868     0.00398%
                                                 Apartment 28D
                                                 New York, New York 10021

Sagar Points, Inc.                               c/o Parker Chapin - J. Poretsky                                 58,858     0.12546%
                                                 Parker Chapin LLP
                                                 405 Lexington Avenue
                                                 New York, New York 10174

Staf-Arms Corp.                                  c/o Parker Chapin - J. Poretsky                                225,689     0.48106%
                                                 Parker Chapin LLP
                                                 405 Lexington Avenue
                                                 New York, New York 10174

Helene Sterling Trust Under                      Helene Sterling, Trustee                                         6,398     0.01364%
 Trust dated 4/14/89                             12 Schoolhouse Lane
                                                 Great Neck, New York 11020

DEERFIELD WOODS/MACOMB 3/22/00

Burton D. Farbman                                c/o The Farbman Group                                            1,817     0.00387%
                                                 28400 Northwestern Highway
                                                 4th Floor
                                                 Southfield, MI 48034

Macomb Apartments Limited Partnership            David Schostak                                                 151,672     0.32329%
                                                 25800 Northwestern Highway
                                                 Suite 750
                                                 Southfield, MI 48075

Deerfield Woods Venture Limited                  David Schostak                                                  65,416     0.13943%
 Partnership                                     25800 Northwestern Highway
                                                 Suite 750
                                                 Southfield, MI 48075

OREO Investment Company, LLC                     c/o Eric Stein                                                   5,451     0.01162%
                                                 2230 Francisco #112
                                                 San Francisco, CA 94123
ELMWOOD TERRACE 6/30/00

Lois M. Brodsky                                  55 Woods Lane                                                   29,324     0.06250%
                                                 Boynton Beach, Florida 33436

Roni Slavin Pekins                               10 Beards Landing                                                5,865     0.01250%
                                                 Durham, New Hampshire 03824

Evelyn and Oscar Schabb                          P.O. Box 1377                                                   20,924     0.04460%
                                                 Brooklandville, MD 21022

The Slavin Children Trust                        c/o Richard L. Philipson, Trustee                               58,649     0.12501%
                                                 8601 Georgia Avenue, Suite 1001
                                                 Silver Spring, MD 20910

Doris E. Slavin                                  6912 Barrett Lane                                              117,297     0.25002%
                                                 Bethesda, MD 20814

James M. Slavin                                  6308 Lenox Road                                                 14,662     0.03125%
                                                 Bethesda, MD 20817

Jeffrey Zane Slavin                              5706 Warwick Place                                               5,865     0.01250%
                                                 Chevy Chase, MD 20815

Jonathan M. Slavin                               6308 Lenox Road                                                 14,662     0.03125%
                                                 Bethesda, MD 20817

Sanford Slavin                                   6912 Barrett Lane                                              158,352     0.33753%
                                                 Bethesda, MD 20814

SS Associates, LLC                               c/o Sanford Slavin, Member                                       5,865     0.01250%
                                                 200-A Monroe Street, Suite 105
                                                 Rockville, MD 20850

S&S REALTY 9/11/00

Julius Schneider Testamentary Trust              124 Cedarhurst Avenue                                           26,002     0.05542%
                                                 Cedarhurst, NY 11516

Carol Schneider                                  Two St. John's Place                                            13,302     0.02835%
                                                 Hilton Head,SC 29928

HAMPTON COURT 9/29/00

David & Lily Broner                              4686 Maura Lane                                                  2,365     0.00504%
                                                 West Bloomfield, MI 48323

Nettie Cohen                                     15075 West Lincoln Drive #1028                                   1,182     0.00252%
                                                 Oak Park, MI 48237

Ada Eisenfeld                                    38 Breitmeyer Place                                              1,182     0.00252%
                                                 Mount Clemens, MI 48043

William Farber                                   32640 Whatley Road                                               2,365     0.00504%
                                                 Franklin, MI 48025

Richard Frank                                    25631 Avondale                                                   2,365     0.00504%
                                                 Dearborn Hts., MI 48125

Sam Frank                                        3467 Sutton Place                                                1,182     0.00252%
                                                 Bloomfield Hills, MI 48301

Joel S. Golden                                   4661 McEwen Drive                                                  394     0.00084%
                                                 Bloomfield Hills, MI 48302

Harvey Gordon                                    1348 Charrington Road                                            2,365     0.00504%
                                                 Bloomfield Hills, MI 48301

Robert J. Gordon                                 One Woodward Avenue                                                394     0.00084%
                                                 Suite 2400
                                                 Detroit, MI 48226

Seymour Gordon Living Trust                      31090 Nottingham                                                 1,182     0.00252%
                                                 Franklin, MI 48025

Jeffrey G. Heuer                                 c/o Jaffe, Raitt, Heuer                                            394     0.00084%
                                                 One Woodward Avenue, Suite 2400
                                                 Detroit, MI 48226

Austin Kanter                                    100 Galleria Office Centre #401                                  2,365     0.00504%
                                                 Southfield, MI 48034

Ellsworth & Janet Levine                         8315 Lincoln Drive                                               2,365     0.00504%
                                                 Huntington Woods, MI 48043

Stanford Morris Revocable Trust, U/T/A           4210 N.W. 24th Way                                               2,365     0.00504%
dated July 10, 1980                              Boca Raton, FL 33431

Cecil G. Raitt                                   28470 S. Harwich                                                   394     0.00084%
                                                 Farmington Hills, MI 48334

Gary Shapiro                                     7001 Orchard Lake Road #200                                      2,122     0.00452%
                                                 West Bloomfield, MI 48322

The Harry Shapiro Revocable Trust                4786 Tara Court                                                  4,487     0.00956%
under agreement dated January 3, 1990,           West Bloomfield, MI 48323
as amended

Richard Silverman                                7111 Lindenmere                                                  2,365     0.00504%
                                                 Bloomfield Hills, MI 48301

Lawrence K. Snider                               1320 N. State Parkway                                              394     0.00084%
                                                 Chicago, IL 60610

Gerald Timmis                                    4733 West Wickford                                               1,182     0.00252%
                                                 Bloomfield Hills, MI 48302

Arthur A. Weiss                                  One Woodward Avenue                                                394     0.00084%
                                                 Suite 2400
                                                 Detroit, MI 48226

Louis & Crystal Whitaker                         4798 S. Florida. Avenue #406                                     2,365     0.00504%
                                                 Lakeland, FL 33813

Eleanor Thal Wolf, Trustee of the                1896 Pine Ridge Court                                            2,365     0.00504%
Eleanor Thal Wolf Revocable Living Trust         Bloomfield Hills, MI 48302
U/A/D dated January 15, 1991

BAYBERRY PLACE 9/29/00

John K. Rye                                      1301 W. Long Lake Road                                          88,247     0.18810%
                                                 Suite 190
                                                 Troy, MI 48098
CYPRESS PLACE 12/27/00

Deborah M. Allen                                 1171 Drewsbury Court                                             2,131     0.00454%
                                                 Smyrna, GA 30080

Seymour Bagan Trust                              4220 W. Chase Avenue                                             6,443     0.01373%
                                                 Lincolnwood, IL 60712

Bank One Trust Company, NA                       P.O. Box 37                                                      8,738     0.01863%
 as Trustee of the Anthony J. DelBianco Trust    Westerville, OH 43086-0037

Bernard Ecker                                    38304 N. North Shore Avenue                                      5,155     0.01099%
                                                 Beach Park, IL 60087

Irving M. Friedman                               5519 Hyde Park Blvd.                                             4,123     0.00879%
                                                 Chicago, IL 60637

Martin L. Gecht                                  1110 N. Lakeshore Drive #34                                     13,287     0.02832%
                                                 Chicago, IL 60611-1054

Robert D. Gecht                                  852 W. George                                                    1,031     0.00220%
                                                 Chicago, IL 60657

Gail Goldstein                                   1111 Crofton                                                     1,288     0.00275%
                                                 Highland Park, IL60035

Esther Steinback Kane                            4300 North Ocean Blvd                                            4,795     0.01022%
                                                 Apartment 17N
                                                 Ft. Lauderdale, FL 33308

Harold A. Katz                                   1180 Terrace Ct.                                                 4,123     0.00879%
                                                 Glencoe, IL 60022

Franklin Leibow and Shirley Leibow, as           2142 Magnolia Lane                                               4,639     0.00989%
co-trustees of Trust A of the Hilton and         Highland Park, IL 60035
Shirley G. Leibow Revocable Trust

Carol Linch                                      284 Hastings Road                                                1,288     0.00275%
                                                 Highland Park, IL 60035

Miriam Lutwak Revocable Trust                    1764 Lake Avenue                                                 2,577     0.00549%
                                                 Highland Park, IL 60035

Sonia D. Nathan                                  10155 Collins Avenue #206                                        5,155     0.01099%
                                                 Bal Harbour, FL 33154

Gladys Newman                                    4001 Hillcrest Drive                                             2,577     0.00549%
                                                 Apartment 417
                                                 Hollywood, FL 33021

Lawrence Perlman                                 180 E. Pearson Street                                            2,320     0.00495%
                                                 Apartment 4106
                                                 Chicago, IL 60611

Jerome Schur, Trustee                            2416 Meadow Drive South                                          1,031     0.00220%
                                                 Wilmette, IL 60091

Manford Steinfeld                                499 Merchandise Mart                                             2,320     0.00495%
                                                 Chicago, IL 60654

Bernard R. Wolf                                  3504 Lakeview Drive                                              2,763     0.00589%
                                                 Hazelcrest, IL 60429

Jonathan C. Wolf                                 7228 Werkner Road                                                2,131     0.00454%
                                                 Chelsea, MI 48118

WOODHOLME 3/20/01

Edward Lederberg                                 6113 Clearwood Road                                             20,470     0.04363%
                                                 Bethesda, MD 20817

Jacob Lehrman Testamentary Trust                 Jacob Lehrman Testamentary Trust                                10,235     0.02182%
"A" Fbo Isabelle Scott                           "A" Fbo Isabelle Scott
                                                 c/o Sun Trust Bank
                                                 P.O. Box 85144
                                                 Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust                 Jacob Lehrman Testamentary Trust                                10,235     0.02182%
"B" Fbo Heidi L. Berry                           "B" Fbo Heidi L. Berry
                                                 c/o Sun Trust Bank
                                                 P.O. Box 85144
                                                 Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust                 Jacob Lehrman Testamentary Trust                                10,235     0.02182%
"C" Fbo Samuel M. Lehrman                        "C" Fbo Samuel M. Lehrman
                                                 c/o Sun Trust Bank
                                                 P.O. Box 85144
                                                 Richmond, VA 23285-5144

Jacob Lehrman Testamentary Trust                 Jacob Lehrman Testamentary Trust                                10,235     0.02182%
"D" Fbo Robert F. Lehrman                        "D" Fbo Robert F. Lehrman
                                                 c/o Sun Trust Bank
                                                 P.O. Box 85144
                                                 Richmond, VA 23285-5144

Charles P. Liff Revocable Trust                  c/o Edward Lederberg, Trustee                                   20,470     0.04363%
                                                 6113 Clearwood Road
                                                 Bethesda, MD 20817

VIRGINIA VILLAGE 6/1/01

Brown Family Partnership                         c/o Donald Brown                                                22,737     0.04846%
                                                 5301 Wisconsin Avenue, NW
                                                 Suite 300
                                                 Washington, DC 20015

Jeanne Clayman Grantor Annuity Trust             5600 Wisconsin Avenue #306                                      60,961     0.12994%
                                                 Chevy Chase, MD 20815

Melvin Clayman                                   16584 Ironwood Drive                                           127,932     0.27269%
                                                 Delray Beach, FL 33445

Stanley C. Clayman                               5600 Wisconsin Avenue #306                                       6,011     0.01281%
                                                 Chevy Chase, MD 20815

Stanley S. Clayman Grantor Annuity Trust         5600 Wisconsin Avenue #306                                      60,961     0.12994%
                                                 Chevy Chase, MD 20815

Joseph Gildenhorn                                2030 24th Street, NW                                            22,737     0.04846%
                                                 Washington, DC 20008

Helen Keyes Trust, U/T/A                         4680 Fair Hill Lane                                            123,219     0.26264%
dated April 4, 2002                              Charlottesvile, VA 22903

Jerome W. Keyes, Jr.                             7905 Derbyshire Lane                                             8,021     0.01710%
                                                 Fairfax Station,VA 22039

The Dale and Linda Kerns Living Trust            8658 Pine Stake Road                                            24,043     0.05125%
 Dated April 21, 2000                            Rhoadesville, VA 22542

Jerome W. and Barbara D. Keyes, Jr.              7905 Derbyshire Lane                                            12,021     0.02562%
                                                 Fairfax Station, VA 22039

Sharon Keyes Skaggs                              238 Castle Pines Drive                                          24,043     0.05125%
                                                 Kerrville, TX 78028

J. Webb, Inc.                                    7857 Heritage Drive                                             62,052     0.13226%
                                                 Suite 300
                                                 Annandale, VA 22003

John C. Webb Revocable Trust                     7857 Heritage Drive                                              6,011     0.01281%
                                                 Suite 300
                                                 Annandale, VA 22003

Shauna M. and Raymond Wertheim                   7008 Fawn Trail Ct.                                              4,560     0.00972%
                                                 Bethesda, MD 20817

CIDER MILL 9/27/02

JBG-Hamlet Associates, L.L.C.                    5301 Wisconsin Avenue, NW                                      326,517     0.69597%
                                                 Suite 300
                                                 Washington, DC 20015

TOTAL UNITS/INTERESTS                                                                                    46,915,225.899      100.00%